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[Canada Life Logo]








August, 2002



Dear Policyholder,

Enclosed is the Prestige Series Variable Universal Life Semi-Annual Report for the period ending June 30, 2002. We encourage you to review this information and to refer to it as needed throughout the year.

Please call your Registered Representative or Canada Life if you have any questions.


Sincerely,

/s/ Ronald E. Beettam
---------------------
Ronald E. Beettam
President
Canada Life Insurance Company of America

Encl.















                                     [The Canada Life Assurance Company address]

Variable Products are issued by Canada Life Insurance Company of America
And offered through its subsidiary, Canada Life of America Financial Services, Inc. (Member NASD)
6201 Powers Ferry Road, N.W., Atlanta, Georgia 30339 * (800) 829-7099

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The attached are incorporated by reference herein to the semi-annual reports filed by and on behalf of the following:

THE ALGER AMERICAN FUND, filed  August 22, 2002
         Portfolios which include: Alger American Small Capitalization; Alger American Growth; Alger American MidCap Growth; and Alger American Leveraged AllCap

BERGER INSTITUTIONAL PRODUCTS TRUST, filed August 22, 2002
         Portfolios which include: Berger IPT-International Fund; Small Company Growth

DREYFUS VARIABLE INVESTMENT FUND, filed  August 28, 2002
         Portfolios which include: Dreyfus VIF Growth and Income; Dreyfus Appreciation

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., filed August 27, 2002
         Portfolios which include: Dreyfus Socially Responsible Growth

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND, filed  August 20, 2002
         Portfolios which include: Fidelity VIP Growth

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND, filed August 20, 2002
         Portfolios which include: Fidelity VIP High Income

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND, filed August 20, 2002
         Portfolios which include: Fidelity VIP Overseas

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND, filed August 20, 2002
         Portfolios which include: Fidelity Investment Grade Bond, Fidelity Money Market

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND, filed August 20, 2002
         Portfolios which include: Fidelity VIP Asset Manager

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND, filed August 20, 2002
         Portfolios which include: Fidelity VIP Index 500; Fidelity VIP
         Contrafund

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND, filed August 20, 2002
         Portfolios which include: Fidelity VIP Growth Opportunities

GOLDMAN SACHS FUNDS, filed  August 23, 2002
         Portfolios which include: VIT Capital Growth, VIT Core U.S. Equity Portfolio, VIT Growth & Income

SELIGMAN PORTFOLIOS, INC., filed August 29, 2002
         Portfolios which include: Communications and Information, Frontier, Global Technology and Small Cap Value

THE MONTGOMERY FUNDS III, filed August 28, 2002
         Portfolios which include: Montgomery Variable Series Emerging Markets Fund; and Montgomery Variable Series Growth Fund